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                                  Exhibit 11(b)





                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information and to the use of our report dated January 24, 1997 in this Registration Statement (Form N-1A No. 33-81658) of Alexander Hamilton Variable Insurance Trust.



                                   ERNST & YOUNG LLP
                                   /s/ Ernst & Young LLP

New York, New York
April 28, 1997